Basis of consolidation	12 Months Ended
Dec. 31, 2019
Disclosure Of Basis Of Consolidation [Abstract]
Basis of consolidation
Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Spark Networks as the parent company and its subsidiaries. All significant intercompany transactions and balances have been eliminated upon consolidation.

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The financial statements of subsidiaries are included in the consolidated financial statements from the date on which control commences until the date on which control ceases.

The Group accounts for business combinations using the acquisition method when control is transferred to the Group. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Under the acquisition method of accounting, Spark Network allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require Spark Networks’ management to make significant estimates and assumptions, especially with respect to estimating the fair value and expected useful life assigned to each class of assets and liabilities acquired. Different classes of assets will have varying useful lives.

Spark Networks’ management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which can be up to one year from the acquisition date, Spark Networks may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded in the Group's financial results within the Consolidated Statements of Operations and Comprehensive Loss.

Any goodwill or indefinite lived intangibles that arise are tested annually for impairment. Transaction costs are expensed as incurred. The consideration transferred does not include amounts related to the settlement of pre-existing relationships. Such amounts are generally recognized in profit or loss. Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in profit or loss.

2.1 Group composition

The consolidated financial statements comprise the following fully consolidated subsidiaries:

Entity	Equity Share as of December 31, 2019	Equity Share as of December 31, 2018
Spark Networks Services GmbH (previously, Affinitas GmbH)	100%	100%
Samadhi SAS (acquired on September 30, 2016)	100%	100%
EliteSingles LLC (formed on April 1, 2015)	100%	100%
Spark Networks, Inc. (acquired on November 2, 2017)	100%	100%
Spark Networks Limited (acquired on November 2, 2017)	100%	100%
LOV USA, LLC (acquired on November 2, 2017)	100%	100%
Spark Networks USA, LLC (acquired on November 2, 2017)	100%	100%
Spark Networks (Israel) Limited (acquired on November 2, 2017)	100%	100%
JDate Limited (acquired on November 2, 2017)	100%	100%
HurryDate, LLC (acquired on November 2, 2017)	100%	100%
MingleMatch, Inc. (acquired on November 2, 2017)	100%	100%
Kizmeet, Inc. (acquired on November 2, 2017)	100%	100%
Reseaux Spark Canada Ltd. (acquired on November 2, 2017)	100%	100%
SocialNet, Inc. (acquired on November 2, 2017)	100%	100%
SN Events, Inc. (acquired on November 2, 2017)	100%	100%
SN Holdco, LLC (acquired on November 2, 2017)	100%	100%
Smooch Labs, Inc. (acquired on November 2, 2017)	100%	100%
SilverSingles LLC (formed on December 22, 2018)	100%	100%
LDS Singles LLC (formed on May 17, 2019)	100%	—%
Adventist Singles LLC (formed on May 17, 2019)	100%	—%
Charm Labs LLC (formed on May 17, 2019)	100%	—%
Zoosk, Inc. (acquired on July 1, 2019)	100%	—%
Zoosk Limited (acquired on July 1, 2019)	100%	—%
Zoosk Ireland Limited (acquired on July 1, 2019)	100%	—%

2.2 Business Combinations

Merger with Zoosk, Inc. on July 1, 2019

On March 21, 2019, Spark Networks entered into a merger agreement with Zoosk, a dating company based in San Francisco, California, United States, pursuant to which Zoosk would become a wholly owned subsidiary of Spark Networks (the "Spark Networks / Zoosk Merger"). The Spark Networks / Zoosk Merger became effective as of July 1, 2019 (the "Effective Time") and is accounted for as a business combination in accordance with IFRS 3 Business Combinations, whereby Spark Networks is the accounting acquirer.

Subject to the terms and conditions of the merger agreement, Spark Networks issued 12,980,000 American Depositary Shares (the “Parent ADSs”) representing ordinary no-par value registered shares (auf den Namen lautende Stückaktien) of Spark Networks (the “Parent Ordinary Shares”) to Zoosk's former equity holders. The fair value of the ADSs issued was based on the closing ADS price of Spark Networks on the Effective Time. Additionally, the merger agreement provided for cash consideration of $105 million, subject to adjustment, which was funded by borrowings under the Senior Secured Facilities Agreement as described in Note 5.9. As described in Note 8.5, Spark Networks determined that the final merger aggregate adjusted cash consideration resulted in a final adjustment surplus of $506 thousand (€451 thousand), which was paid in January 2020. The following table summarizes the acquisition date fair value of each major class of consideration transferred:

(in thousands)
Final merger aggregate adjusted cash consideration(1)	$99,085
Cash consideration holdback amount (discounted 1.5 years)	$9,814
Total merger aggregate cash consideration	$108,899

Spark Networks American Depository Shares (ADSs, in thousands) consideration	12,980
Spark Networks ADS closing price as of July 1, 2019	$11.81
Merger aggregate stock consideration value	$153,294

Merger aggregate consideration	$262,193
USD to EUR exchange rate as of July 1, 2019	0.8811
Merger aggregate consideration	€231,028
(1)Final merger aggregate adjusted cash consideration has been adjusted as of July 1, 2019 to include the final adjustment surplus determined in January 2020.

Subject to the terms and conditions of the merger agreement, at the effective time:

•
each share of capital stock of Zoosk (“Zoosk Capital Stock”) that was issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares that were owned by Zoosk as treasury stock or by Spark Networks) were cancelled and automatically converted into the right of the stockholders of Zoosk to receive, in respect of each such share, (A) the Per Share Closing Cash Consideration and the Per Share Stock Consideration (each as defined in the merger agreement) and (B) each stockholder’s Pro Rata Portion of the Post-Closing Cash Consideration (each as defined in the merger agreement);

•
the portion of each option to purchase Zoosk Capital Stock that was vested and exercisable immediately prior to the effective time (each such portion, a “Vested Option”) and that had an exercise price per share less than the Per Share Merger Aggregate Consideration (as defined in the merger agreement) was cancelled and automatically converted into the right to receive an amount in cash, without interest and subject to any applicable withholding, equal to (1) the product of the number of shares of Zoosk common stock then subject to such Vested Option multiplied by the applicable Per Option/Warrant Closing Payment (as defined in the merger agreement) and (2) the applicable Pro Rata Portion of the Post-Closing Cash Consideration in respect of such Vested Option; and

•
each warrant to purchase Zoosk Capital Stock, whether vested or unvested, that had a per share exercise price that is less than the Per Share Merger Aggregate Consideration and outstanding immediately prior to the effective time (each, a “Cash-Out Warrant”) was cancelled and automatically converted into the right to receive an amount in cash, without interest and subject to any applicable withholding, equal to (A) the product of the number of shares of Zoosk common stock subject to such Cash-Out Warrant multiplied by the applicable Per Option/Warrant Closing Payment and (B) the applicable Pro Rata Portion of the Post-Closing Cash Consideration in respect of such Cash-Out Warrant.

Notwithstanding the foregoing, $10 million of the cash consideration will be held back by Spark Networks until December 31, 2020 in order to satisfy any indemnity obligations of the holders of shares of Zoosk Capital Stock, Vested Options, and Cash-Out Warrants that were issued and outstanding immediately prior to the effective time and/or each recipient under the Zoosk Liquidity Bonus Plan (as defined in the merger agreement). Further, $1 million of the cash consideration will be placed in escrow for purposes of satisfying the post-closing purchase price adjustment, if any.

Zoosk, which was incorporated in 2007, is a leading global online dating platform, allowing its members to discover and communicate with each other from their mobile phones, tablets, or personal computers. The primary reason for the merger was to strengthen Spark Networks' position in the online dating market by creating the second-largest dating company in North America based on revenue. The merger will enable Spark Networks to expand its user base in the North American market.

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition as well as the resulting goodwill:

in thousands	Acquisition date fair values
Goodwill	135,630
Intangible assets	109,710
Property, plant and equipment	7,268
Non-current assets	25,974
Trade receivables	7,215
Other current assets	2,459
Cash and cash equivalents	5,820
Total assets	294,076
Current liabilities	(22,545)
Other liabilities	(33,156)
Contract liabilities	(7,347)
Identifiable net assets acquired and the resulting goodwill	€231,028

The following table summarizes the components of the acquired intangible assets and estimated useful lives (in thousands, except for estimated useful lives):

in thousands	Acquisition date fair values	Estimated Useful Life
Trademark	€96,431	indefinite
Customer relationships	7,325	2.0
Developed technology	5,912	2.0
Purchased software	22	less than 1 year
Licenses	20	less than 1 year
	€109,710

The Group used the relief-from-royalty method for measuring the fair values of the Trademark and Developed technology acquired, and used the multi-period excess earnings method to measure the fair value of the Customer relationships acquired. The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the patents being owned. The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

Spark Networks recognized €135,630 thousand of goodwill as of the acquisition date, measured as the excess of the merger aggregate consideration over the assets acquired and liabilities assumed at the date of acquisition. The goodwill balance is primarily attributed to assembled workforce, increased offerings to the Group's user base, and other operating synergies anticipated upon the integration of the operations of Spark Networks and Zoosk. As a result of the transaction there is no goodwill that is expected to be deductible for tax purposes.

Spark Networks recognized approximately €6,315 thousand of acquisition-related costs during the year ended December 31, 2019, including €5,254 thousand of transaction, advisory, and merger integration costs included within General and administrative expenses in the Group's Consolidated Statements of Operations and Comprehensive Loss, and €1,061 thousand of severance costs, of which €770 thousand is included within Technical operations and development expenses, €109 thousand is included within General and administrative expenses, €147 thousand is included within Customer service expenses and €35 thousand is included within Sales and marketing expenses in the Group's Consolidated Statements of Operations and Comprehensive Loss. For the six months ended December 31, 2019, Zoosk contributed revenue of €51,927 thousand and a net loss of €6,031 thousand to the Group's results. If the acquisition had occurred on January 1, 2019, management estimates that during the year ended December 31, 2019, consolidated revenue would have been €220,111 thousand and consolidated net loss would have been €13,891 thousand for 2019. In determining these amounts, management removed transaction related costs of €23,112 thousand as they are one-time in nature and will not have a continuing impact on operations.

Merger with Spark Networks, Inc. on November 2, 2017

On May 2, 2017, Affinitas entered into a merger agreement with Spark, a publicly listed company located in Los Angeles, California, United States, pursuant to which the parties agreed to combine the businesses of Spark and Affinitas under Spark Networks SE (the “Affinitas / Spark Merger”). Spark Networks SE was formed at the end of March 2017 and was acquired by Affinitas in April 2017 for the purpose of effecting the business combination and becoming the ultimate holding company. The Affinitas / Spark Merger became effective as of November 2, 2017 and is accounted for as a business combination in accordance with IFRS 3 Business Combinations, whereby Affinitas is the accounting acquirer.

The Affinitas / Spark Merger was effected in three principal steps:

•
Affinitas Share Transfer: Each stakeholder has purchased a rata share of the 120,000 Spark Networks Ordinary Shares previously owned by Affinitas for a total purchase price among all Affinitas stakeholders of €132 thousand, of which €120 thousand is related to the purchase of 120,000 Spark Networks Ordinary Shares and €12 thousand is related to transaction-related expenses.

•
Affinitas Share Exchange: Following the Affinitas Share Transfer, Spark Networks acquired all of the Affinitas Shares from the Affinitas stakeholders in exchange for 849,861 Spark Networks Ordinary Shares and a payment by Spark Networks to the respective stakeholders of Affinitas of €5,730 thousand, after which Affinitas became a wholly owned subsidiary of Spark Networks and the former Affinitas stakeholders own all of the outstanding Spark Networks Ordinary Shares.

•
Merger: Immediately after the Affinitas Share Exchange, Spark and Affinitas merged, with Spark surviving as a wholly-owned subsidiary of Spark Networks. In the Merger, each outstanding Spark Share has been converted into the right to receive a number of Spark Networks American Depositary Shares (“ADSs”) equal to the Adjustment Ratio, with each Spark Networks ADS representing 0.1 Spark Networks Ordinary Shares.

Spark, which was incorporated in 1998, is a leader in creating communities that help individuals form life-long relationships with others that share their interests and values. Spark’s core properties, Jdate and Christian Mingle, are communities geared towards singles of the Jewish and Christian faiths. Through Spark’s websites and mobile applications, Spark helps members search for and communicate with other like-minded individuals. Along with these two core brands, Spark also operates a number of other niche-focused and international websites and mobile applications and maintains a physical presence in the United States.

The combination of Spark and Affinitas helps to create one of the world’s premier online dating platforms and creates a strong platform with the executive knowledge, operational experience and financial means to continue to grow organically and through acquisitions in an expanding and attractive digital industry.

The consideration transferred by Spark Networks to acquire 100% of the outstanding shares of Spark is comprised of the fair value of the Spark Networks Ordinary Shares issued to Spark stakeholders in connection with the closing of the Affinitas / Spark Merger on November 2, 2017 at a fixed ratio.

Neither Spark Networks nor Affinitas were public reporting companies at the time of the merger; therefore, fair value of their respective shares of common stock was not readily available. As Spark’s common stock was publicly traded in the active market, Affinitas’ and Spark’s management determined that Spark’s common stock was a more reliable measure to determine fair value of the consideration transferred in the Affinitas / Spark Merger. Using this approach, the purchase price was calculated as follows:

Spark Networks, Inc.
(in thousands)
Spark common stock outstanding as of November 2, 2017	34,701
Multiplied by Adjustment Ratio	0.1
New Spark ADSs to be issued, as converted	3,470

Spark common stock per share price as of November 2, 2017	$0.99
USD to EUR exchange rate as of November 2, 2017	0.8587
Spark common stock per share price as of November 2, 2017	€0.85
Divided by Adjustment Ratio	0.1
Per share fair value of Spark common stock as of November 2, 2017	€8.50
Fair value of New Spark ADSs to be issued pursuant to the Business Combination	€29,499

Per the terms of the Affinitas / Spark Merger and the reorganization of the existing group prior to the business combination, Affinitas’ shareholders received a cash payout of €5,730 thousand and paid €132 thousand, of which €120 thousand relates to the purchase of 120,000 Spark Network Ordinary Shares and €12 thousand relates to transaction related expenses. Those transaction related expenses of €12 thousand were included in General and administrative expenses during the year ended December 31, 2017.

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition:

(in thousands)	Acquisition date fair values
Goodwill	€20,453
Intangible assets	6,243
Property, plant and equipment	81
Non-current assets	27
Trade receivables	336
Other current assets	1,424
Cash and cash equivalents	6,606
Total assets	35,170
Current liabilities	(4,071)
Other liabilities	(41)
Deferred income	(1,559)
Net assets acquired	€29,499

The goodwill balance is primarily attributed to the assembled workforce, expanded market opportunities and cost and other operating synergies anticipated upon the integration of the operations of Affinitas and Spark.

The group incurred costs relating to the merger of €7,520 thousand during the year ended December 31, 2017, of which €6,303 thousand is included in General and administrative expenses, €717 thousand is included in Cost of revenue, €356 thousand is included in Technical operations and development expenses, and €144 thousand is included in Sales and marketing expenses in the Group's Consolidated Statements of Operations and Comprehensive Loss.

For the two months ended December 31, 2017, Spark contributed revenue of €2,719 thousand and losses of €2,679 thousand to the Group’s results. If the acquisition had occurred on January 1, 2017, management estimates that consolidated revenue would have been €105,911 thousand. In determining these amounts, management applied adjustments required under the acquisition method of accounting, including a reduction in revenue of €943 thousand due to the write-offs of contract liabilities at the assumed date in the year ended December 31, 2017.